Exhibit 10.1

Execution Version

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT  (this “Agreement”) is entered into as of March 31, 2009, by and among Panolam Holdings II Co. (“Holdings”), Panolam Industries International, Inc. (“Company” and together with Holdings, the “Borrower Parties” and each a “Borrower Party”), the Requisite Lenders (as defined below) and Credit Suisse, Cayman Islands Branch, as administrative agent (“Agent”), as parties to the Credit Agreement (defined below).  Capitalized terms used in this Agreement which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

RECITALS:

WHEREAS, Holdings, the Company, Agent, Requisite Lenders and the other lenders party thereto from time to time (together with the Requisite Lenders, the “Lenders”), among others, are parties to that certain Credit Agreement dated as of September 30, 2005 (as amended, amended and restated, extended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Events of Default and Potential Events of Default set forth on Schedule I attached hereto have occurred and are continuing under the Credit Agreement (collectively, the “Existing Events of Default”);

WHEREAS, the Company has advised Agent that, in the future, it may not be in compliance with certain provisions of the Credit Agreement which would give rise to the events of default set forth on Schedule II attached hereto (collectively the “Anticipated Defaults”);

WHEREAS, as a result of the occurrence of the Existing Events of Default and pursuant to the Credit Agreement and other Loan Documents, (i) the Lenders are under no further obligation to make Loans or other financial accommodations to the Company under the Credit Agreement and (ii) the Agent and the Lenders are entitled, among other things, to enforce their rights and remedies against the Loan Parties and the Collateral, including, without limitation, the right to accelerate and immediately demand payment in full of the Obligations and to foreclose on the Collateral;

WHEREAS, the Company has requested that the Agent and the Lenders agree and, subject to the terms and conditions of this Agreement, the Agent and the Requisite Lenders have agreed, to forbear from exercising those rights and remedies afforded to them under the Credit Agreement on account of the Existing Events of Default and the Anticipated Defaults from the date hereof through the earliest to occur of (i) June 30, 2009; (ii) the date of termination of the Forbearance Period pursuant to Section 5 hereof; and (iii) the date on which all of the Obligations have been paid in full and the Credit Agreement has been terminated (the “Forbearance Period”);

WHEREAS, Section 10.6 of the Credit Agreement requires the consent of the Requisite Lenders for this Agreement to become effective.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Company, the Agent and Requisite Lenders hereby agree as follows:

1.  Incorporation of Preliminary Statements.  The preliminary statements set forth above are hereby incorporated into this Agreement as accurate and complete statements of fact in all material respects.  Without limiting the foregoing, the Borrower Parties hereby acknowledge and agree that (a) the Existing Events of Default have occurred and are continuing under the terms of the Credit Agreement, and that none of the Loan Parties have any disputes, defenses or counterclaims of any kind with respect thereto; (b) the Lenders are under no obligation to make Loans or other financial accommodations to the Company under the Credit Agreement; (c) the Agent, on behalf of the Lenders has, and shall continue to have, valid, enforceable and perfected security interests in and liens upon the Collateral heretofore granted by the Company to the Agent and Lenders pursuant to the Loan Documents or otherwise granted to or held by the Agent or the Lenders; (d) absent the effectiveness of this Agreement, the Agent and Lenders have the right to immediately enforce their security interest in, and Liens on, the Collateral and to exercise any and all remedies available to them under the Credit Agreement, at law and in equity; and (e) the outstanding Loans and all other Obligations are payable pursuant to the Credit Agreement, without defense, dispute, offset, withholding, recoupment, counterclaim or deduction of any kind (other than as provided in Section 2.7 of the Credit Agreement).

2.  Forbearance.

(a)           The Borrower Parties agree and acknowledge that the Existing Events of Default set forth on Schedule I have occurred and are continuing.

(b)           The Company has advised the Agent that the Company will likely not be in compliance with certain provisions of the Credit Agreement which would give rise to the Anticipated Defaults set forth on Schedule II.

(c)           The Borrower Parties hereby agree and acknowledge that (i) Schedule I represents a complete and accurate list of all Existing Events of Default which are in existence as of the Effective Date (as hereinafter defined); and (ii) Schedule II represents a complete and accurate list of all instances in which the Company may not be in compliance with the Credit Agreement during the Forbearance Period.

(d)           Provided that no Forbearance Default (as defined below) occurs, subject to the terms and conditions of this Agreement and satisfaction of the conditions precedent to the effectiveness of this Agreement set forth in Section 3 below, during the Forbearance Period, the Agent and the Lenders hereby forbear from exercising, on account of the Existing Events of Default and Anticipated Defaults, those rights and remedies afforded to them under the Credit Agreement, the other Loan Documents and applicable law.

3.  Conditions of Effectiveness of this Agreement.   This Agreement shall become effective as of the date hereof (the “Effective Date”) when, and only when:

(a)           The Agent shall have received counterparts of this Agreement duly executed and delivered by the Borrower Parties and the Requisite Lenders;

(b)           All of the representations and warranties of the Borrower Parties contained in this Agreement shall be true and correct on and as of the Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(c)           The Agent shall have received, for the account and benefit of the Lenders, a forbearance fee in cash in the amount of 0.5% of the aggregate outstanding amount of Loans on the date hereof; and

(d)           The Agent shall have received payment in full of all fees and expenses due and payable in accordance with the terms of this Agreement and the Credit Agreement (including the reasonable and documented legal fees and expenses of the Agent’s counsel and the fees and out-of-pocket expenses of its financial advisor, Conway Del Genio Gries & Co. (“CDG”) invoiced at least one day prior to the anticipated Effective Date of this Agreement).

4.  Representations and Warranties.  To induce the Agent and the Requisite Lenders to enter into this Agreement, each Borrower Party represents and warrants to the Agent and the Lenders (which representations and warranties shall be made on and as of the Effective Date):

(a)           Each Borrower Party has the requisite corporate power and authority and the legal right to execute and deliver this Agreement, and to perform the transactions contemplated hereby.  The execution, delivery and performance by each Borrower Party of this Agreement, (i) are within such Borrower Party’s corporate power; (ii) have been duly authorized by all necessary corporate or other action; (iii) do not contravene or cause such Borrower Party or any other Loan Party to be in default under (x) any provision of the such Borrower Party’s or other Loan Party’s formation documents or bylaws, (y) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting such Borrower Party or other Loan Party or its property, or (z) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting such Borrower Party or other Loan Party or its property; (iv) will not result in the creation or imposition of any Lien upon any of the property of such Borrower Party or other Loan Party or any Subsidiary thereof other than those in favor of the Agent or any Lender, all pursuant to the Loan Documents; and (e) do not require the consent or approval of any Governmental Authority or any other Person, other than those which have been duly obtained, made or complied with and which are in full force and effect and except, in each case, to the extent such contravention, default, Lien or failure to obtain such approval or consent could not reasonably be expected to result in a Material Adverse Effect.

(b)           This Agreement has been duly executed and delivered by each Borrower Party.  Each of this Agreement, the Credit Agreement (as modified herein) and the Loan Documents (as modified hereby) to which each Borrower Party is a party is the legal, valid and binding obligation of such Borrower Party, enforceable against such Borrower Party in accordance with its terms, subject, as to enforceability, to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity, and is in full force and effect.

(c)           No Event of Default or Potential Event of Default under the Credit Agreement, other than the Existing Events of Defaults or the Anticipated Defaults, shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof.

(d)           No Forbearance Default (defined below) has occurred.

5.  Forbearance Defaults:  The following events shall constitute “Forbearance Defaults”):

(a)           the payment by the Company or any other Person, on behalf of the Company, of any amounts to any holder of those certain 10 ¾% Senior Subordinated Notes due 2013 (the “Subordinated Notes”), with respect to such Subordinated Notes, including, but not limited to, that certain interest payment due April 1, 2009 (with the exception of any fee payable in connection with an Approved Agreement (as defined in Section 6(l) below) with the holders of the Subordinated Notes.  For the avoidance of doubt, the foregoing provision shall not prohibit payments otherwise permitted to one legal counsel or one financial advisor to the holders of the Subordinated Notes engaged in connection with an Approved Agreement.

(b)           (i) the receipt by the Company or any Loan Party of a written notice of acceleration related to the Subordinated Notes, which becomes effective in accordance with Section 6.02 of the Senior Subordinated Note Indenture and which has not been rescinded or withdrawn or in respect of which there is not a forbearance or similar agreement, in each case, effective in accordance with the Senior Subordinated Note Indenture, or (ii) the institution of proceedings or exercise of any other remedies by any holder of the Subordinated Notes, with respect to such Subordinated Notes, which has not been dismissed or withdrawn or in respect of which there is not a forbearance or similar agreement within ten (10) days of such institution or exercise; or

(c)           any Borrower Party shall fail to observe or perform any other term, covenant, obligation or agreement binding on it contained in this Agreement, or any other agreement, instrument, or document executed in connection with this Agreement; or

(d)           the occurrence of an Event of Default under the Credit Agreement or any of the other Loan Documents, other than an Existing Event of Default or an Anticipated Default; or

(e)           any instrument, document, report, schedule, agreement, written representation or warranty made or delivered to the Agent or any Lender by any Borrower Party or Loan Party after the date of this Agreement, taken as a whole, shall be false or misleading in any material respect when made, or deemed made, or delivered.

Upon the occurrence of any Forbearance Default, the Agent, upon the written request or with the written consent of the Requisite Lenders, may by written notice to the Company immediately terminate the Forbearance Period, declare all of the Obligations immediately due and payable and/or exercise any of the other rights and remedies afforded to them under the Credit Agreement, the other Loan Documents or applicable law; provided, however, that upon the occurrence of any Event of Default described in Section 8.6 or Section 8.7 of the Credit Agreement, the Forbearance Period shall automatically terminate, the Commitments shall automatically be terminated and all Obligations shall automatically become immediately due and payable, without notice, presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Loan Parties.  Upon the termination or expiration of the Forbearance Period, or if for any other reason this Agreement is no longer effective, if at such time the aggregate outstanding amount of the Obligations has not been paid in full, the Agent and the Lenders shall be entitled to exercise all of their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, the right to declare all of the Obligations to be immediately due and payable and to enforce their Liens on, and security interests in, the Collateral.  The occurrence of any Forbearance Default shall constitute an Event of Default under the Credit Agreement and the other Loan Documents.

6.  Forbearance Period Covenants.  In order to induce the Requisite Lenders to enter into this Agreement and forbear during the Forbearance Period from exercising the Agent and Lenders’ rights and remedies with respect to the Existing Events of Default and the Anticipated Defaults, the Company covenants as follows:

(a)           On or before March 31, 2009, the Company shall deliver to the Agent, for the account and benefit of the Lenders, the scheduled interest payment in the amount of $830,335.73 due and payable on such date.

(b)           The Company acknowledges and agrees that commencing on April 1, 2009, all Loans shall become and remain during the Forbearance Period, Base Rate Loans and shall thereafter bear interest payable (at a rate determined in accordance with Section 2.2A of the Credit Agreement) in arrears on the last Business Day of each month during the Forbearance Period.  For purposes of clarity, interest payable pursuant to Section 2.2E of the Credit Agreement will not accrue on the Loans or other Obligations during the Forbearance Period.

(c)           The Company shall ensure that onsite access to the Company will be provided to CDG on or before April 2, 2009.

(d)           On April 16, 2009, and on the fourth Business Day of each week thereafter during the Forbearance Period, the Company shall deliver to Agent for distribution to the Lenders a rolling thirteen (13) week cash flow forecast of the Company and its Subsidiaries.

(e)           On or before April 30, 2009, the Company shall hold a meeting with all of the Lenders desiring to participate and their advisors to provide an update on the status (financial and otherwise) of the Company and the other Loan Parties.

(f)            Within thirty (30) days after the end of each month (commencing with the month ended April 30, 2009), the Company shall deliver to Agent (for further posting to all of the Lenders on “Intralinks”) an unaudited, consolidated balance sheet, income statement and year-to-date statement of cash flows, together with Company management’s discussion and analysis of the financial condition and results of operations of the Company, each for the fiscal month most recently ended.  Within three (3) Business Days after the delivery of the financial statements and management’s discussion and analysis described above, the Company shall schedule a telephone conference for a discussion thereof with Agent and those Lenders desiring to participate in such call.

(g)           On or before May 15, 2009, the Company shall deliver to the Agent (for further posting to all of the Lenders on “Intralinks”) a preliminary business plan regarding the Company and the other Loan Parties approved by the board of directors of the Company.

(h)           On or before June 1, 2009, the Company shall deliver to the Agent (for further posting to all of the Lenders on “Intralinks”) a preliminary financial restructuring proposal regarding the Company and the other Loan Parties approved by the board of directors of the Company.

(i)            On or before June 30, 2009, the Company shall deliver to the Agent for the account and benefit of the Lenders the Consolidated Excess Cash Flow payment for Fiscal Year 2008 as calculated in accordance with Section 2.4B(iii)(e) of the Credit Agreement.

(j)            The Company shall pay, promptly after the receipt of the applicable invoice, all professional fees incurred in connection with this Agreement, including legal fees and financial advisory service fees, in each case, in accordance with Section 10.2 of the Credit Agreement.

(k)           During the Forbearance Period, no payments shall be made to Genstar Capital LLC or Sterling (or their successors and assigns) payable under the Management Agreement.

(l)            Without the reasonable approval of the Requisite Lenders, the Company shall not shall not amend or otherwise change the terms of any Subordinated Indebtedness (including, but not limited to, the Subordinated Notes), including any forbearance by the holders of such Subordinated Indebtedness from exercising their default-related rights and remedies against the Company and the other Loan Parties (any such approved amendment, change or forbearance, an “Approved Agreement”).

(m)          Notwithstanding any provision to the contrary in the Credit Agreement, during the Forbearance Period, the Company shall not, and shall not permit any of its Subsidiaries to:

(i)            directly or indirectly, make any Investment in any Person, except Investments made under the Credit Agreement pursuant to:

A.    Section 7.3(i);

B.    Section 7.3(ii)(a) and (b);

C.    Section 7.3(iii)(a); provided, however, that any such Investments made during the Forbearance Period shall not exceed $200,000.00 in the aggregate;

D.    Section 7.3(iv);

E.     Section 7.3(v), only to the extent such Restricted Junior Payments and Asset Sales are permitted under this Agreement;

F.     Section 7.3(vii);

G.    Section 7.3(viii), only to the extent such Restricted Junior Payment is permitted under this Agreement;

H.    Section 7.3(ix);

I.      Section 7.3(x);

J.     Section 7.3(xiii), only to the extent permitted under this Agreement;

K.    Section 7.3(xiv);

L.     Section 7.3(xvi); provided, however, that during the Forbearance Period, the amount referred to in Section 7.3(xvi) of the Credit Agreement shall be $1,000,000.00;

M.   Section 7.3(xvii), only to the extent such Asset Sale is permitted under this Agreement; and

N.    Section 7.3(xviii), only to the extent permitted under this Agreement.

(ii)           directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment except:

A.    that each Subsidiary may make Restricted Junior Payments to Company and to any other Subsidiary in the ordinary course of business and consistent with past practice; and

B.    Restricted Junior Payments permitted under the Credit Agreement pursuant to:

1.             Section 7.5(v)(c), (d) (with regard to out-of-pocket costs and expenses under Section 7.9(ii) only), (e), and (f); and

2.             Section 7.5(vii), only to the extent such transactions are permitted under this Agreement.

(iii)          enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or

(iv)          make any Asset Sale (whether by sale, merger, recapitalization, restructuring, consolidation or otherwise) except:

A.    Asset Sales made in the ordinary course of business;

B.    sales of assets to the extent that the aggregate value of such assets is equal to $1,000,000 or less; provided, however, that the consideration received for such assets is in an amount at least equal to the fair market value thereof;

C.    Asset Sales permitted under the Credit Agreement pursuant to:

1.             Section 7.7B(ii), only to the extent that such Asset Sales are consistent with past practice;

2.             Section 7.7B(iii);

3.             Section 7.7B(v); provided, however, that during the Forbearance Period, such dispositions of obsolete,  worn out or surplus property no longer useful in the business of the Company and its Subsidiaries in the ordinary course of business that is (i) machinery and equipment may not exceed an aggregate of  $500,000.00, and (ii) inventory, raw materials, or materials in progress may not exceed $500,000.00;

4.             Section 7.7B(vii), only to the extent that such Asset Sales are consistent with past practice;

5.             Section 7.7B(viii);

6.             Section 7.7B(x);

7.             Section 7.7B(xi);

8.             Section 7.7B(xii), only to the extent permitted under this Agreement;

9.             Section 7.7B(xiv);

10.           Section 7.7B(xv);

11.           Section 7.7B(xvi); and

12.           Section 7.7B(xx), only to that each such transaction is permitted under this Agreement; and

D.    Asset Sales with regard to real property and improvements thereon located at 2901 Anaconda Road, Tarboro, North Carolina (the “Tarboro Property”); provided, however, that the Net Asset Sale Proceeds with respect to the Tarboro Property be used to prepay the Loans in accordance with Section 2.4B(iii)(a)(1) of the Credit Agreement; provided further, however, that notwithstanding the foregoing, no sales of Real Property Assets are permitted during the Forbearance Period, other than the Tarboro Property.

(v)           directly or indirectly, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company or any such holder, on terms that are less favorable to the Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not an Affiliate; provided, however, that the foregoing restriction shall not apply to:

A.    the reimbursement of reasonable out-of-pocket costs and expenses of the members of the Governing Bodies of Holdings and its Subsidiaries, which costs and expenses shall not exceed $50,000.00 (not including payments of fees to Richard Gesseck, which, for the avoidance of doubt, shall not be prohibited or limited by the foregoing);

B.    transactions with any Affiliate of the Company permitted under the Credit Agreement pursuant to:

1.             Section 7.9(i), only to the extent permitted under this Agreement;

2.             Section 7.9(v), only to the extent permitted under this Agreement;

3.             Section 7.9(vii);

4.             Section 7.9(viii);

5.             Section 7.9(ix), only to the extent permitted under this Agreement;

6.             Section 7.9(xi);

(vi)          directly or indirectly, enter into any employment or severance arrangements between the Company and any of its Subsidiaries and their officers or employees, or make any amendments, modifications or supplements to any such existing employment or severance arrangements, whether or not such employment or severance arrangements are in the ordinary course of business;

(vii)         directly or indirectly, make any Investment in Hedge Agreements required under subsection 6.10 of the Credit Agreement or otherwise for the purpose of hedging against any Loan Party’s risk related to fluctuations in interest rates, currency values or commodity prices, whether or not such Hedge Agreements are in the ordinary course of business or for speculative purposes; or

(viii)        make or incur Consolidated Capital Expenditures in an aggregate amount in excess of $1,500,000.00.

7.  Status of Credit Agreement and Other Loan Documents; No Novation; Reservation of Rights and Remedies

(a)           Upon the Effective Date and during the Forbearance Period, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and supplemented hereby.

(b)           This Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of, or a forbearance with respect to, any term or condition of the Credit Agreement or any other Loan Document, except as expressly provided herein, (ii) prejudice any right or rights which the Agent, any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Agent or any Lender to agree to a similar transaction or forbearance on a future occasion.

(c)           Except to the extent specifically provided herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.  For the avoidance of doubt, during the Forbearance Period, the covenants contained in Section 6(m) hereof shall amend Section 7 of the Credit Agreement, as applicable, such that references in the Credit Agreement to Section 7 or any subsection thereof, shall be a reference to such Section 7 (or subsection) as amended by this Agreement, and the Borrower Parties acknowledge and agree that any mandatory prepayments required by the Credit Agreement shall still be in full force and effect with respect to any transactions consummated pursuant to the covenants or in effect during the Forbearance Period.

(d)           This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement, or any of the other Loan Documents, except as specifically set forth herein.

(e)           Except as expressly provided herein, the Agent and the Lenders expressly reserve all rights, claims and remedies that any of them have or may have against the Company and the other Loan Parties hereunder, under the Loan Documents and at law and in equity.

8.  Acknowledgment of Validity and Enforceability of the Credit Agreement and other Loan Documents.  Each Borrower Party expressly acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party are valid and enforceable by the Lenders against such Borrower Party except pursuant to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect relating to or limiting the enforceability of creditors rights generally and, except as expressly modified pursuant to this Agreement, expressly reaffirms each of its Obligations under each Loan Document to which it is a party.  Each Borrower Party further expressly acknowledges and agrees that the Agent, for its own benefit and for the benefit of the Lenders, has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral subject to Liens permitted under the Credit Agreement.  Each Borrower Party agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its Obligations thereunder, or the validity, priority, enforceability or extent of the Agent’s security interest in or lien against any item of Collateral (subject to Liens permitted under the Credit Agreement), either during or following the expiration of the Forbearance Period.

9.  Release; Covenant Not to Sue.

(a)           Each Borrower Party acknowledges that the Agent and the Requisite Lenders would not enter into this Agreement without such Borrower Party’s assurance that no Loan Party has any claim against the Agent or any Lender, their respective parent corporations, Subsidiaries, Affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants, or any of their respective predecessors, successors, heirs and assigns (collectively, the “Lender Released Parties”) arising out of the Loan Documents or the transactions contemplated thereby.  Each Borrower Party, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the “Releasors”) releases Agent and each Lender Released Party from any known or unknown claims which the Company now has against any Lender Released Party of any nature, including any claims that any Releasor, or any Releasor’s successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, arising out of or related to this Agreement, the Loan Documents or the transactions contemplated hereby or thereby, in each case, pertaining to the facts, events or circumstances existing on or prior to the date hereof (individually, a “Claim” and collectively, “Claims”).

(b)           Except as expressly provided herein, the Releasors each expressly waive any statutory or other limitation on the enforceability of a general release of unknown claims which, if known, would have materially affected this Agreement.  EACH RELEASOR HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS.  EACH RELEASOR AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS AGREEMENT.

(c)           The provisions, waivers and releases set forth in this Section 9 are binding upon each Releasor.  The provisions, waivers and releases of this Section 9 shall inure to the benefit of each Lender Released Party.

(d)           The provisions of this Section 9 shall survive payment in full of the Obligations, full performance of all of the terms of this Agreement, the Credit Agreement and the other Loan Documents and/or any action by the Agent or any Lender to exercise any remedy available under the Loan Documents or applicable law.

(e)           Each Releasor represents and warrants that each such Releasor is the sole and lawful owner of all right, title and interest in and to all of the Claims released hereby and each such Releasor has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such Claim or any portion thereof.  Each Releasor shall jointly and severally indemnify and hold harmless each Lender Released Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer as an Indemnified Liability under Section 10.3 of the Credit Agreement.

(f)            Each Releasor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally covenants and agrees with each Lender Released Party that they will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Lender Released Party on the basis of any Claim released, remised and discharged by the Lender Released Parties pursuant to Section 9(a) above.  If any Releasor violates the foregoing covenant, such Releasor agrees to pay, in addition to such other damages as any Lender Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Lender Released Party as a result violation.

10.  No Waiver.  Each Borrower Party hereby acknowledges and agrees that the Agent’s or any Lender’s failure, at any time or times hereafter, to require strict performance by the Borrower Parties of any provision or term of this Agreement, the Credit Agreement or any other Loan Document shall not waive, affect or diminish any right of the Agent or any Lender thereafter to demand strict compliance and performance therewith.  Any suspension or waiver by the Agent or the Lenders of a Forbearance Default or of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Forbearance Default or any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

11.  Sole Benefit of Parties.  This Agreement is solely for the benefit of the parties hereto, the Lenders and their respective successors and assigns, and no other Person shall have any right, benefit or interest under or because of the existence of this Agreement.

12.  Limitation on Relationship Between Parties.  The relationship of the Agent and the Lenders, on the one hand, and the Company, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor.  Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between the parties.

13.  No Assignment.  This Agreement shall not be assignable by any Borrower Party without the written consent of Agent and the Requisite Lenders.  Each Requisite Lender may assign to one or more Persons all or any part of, or any participation interest in, such Requisite Lender’s rights and benefits hereunder in accordance with Section 10.1 of the Credit Agreement provided that such Person is bound by the terms and limitations of this Agreement.

14.  Miscellaneous.  This Agreement is a Loan Document.  The section and subsection titles contained in this Agreement are included for the sake of convenience only, and shall not affect the meaning or interpretation of this Agreement, the Credit Agreement or any other Loan Documents or any provisions hereof or thereof.

15.  Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

16.  Consultation with Counsel.  The Borrower Parties represent to the Agent and the Lenders that they have discussed this Agreement, including the provisions of Sections 9, 12 and 15 hereof, with their attorneys.

17.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by email of a PDF shall be effective as delivery of a manually executed counterpart of this Agreement.

18.  Headings.   Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

19.  No Course of Dealing.  The Requisite Lenders have entered into this Agreement on the express understanding with the Company that in entering into this Agreement the Requisite Lenders are not establishing any course of dealing with the Company.  The Agent’s and the Lenders’ rights to require strict performance with all the terms and conditions of the Credit Agreement as modified by this Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Agreement.  Neither the Agent nor any Lender shall be obligated in any manner to execute any amendments or further waivers, and if any such amendments or further waivers are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Lenders may require the payment of fees in connection therewith.

20.  Expenses.  The Company hereby acknowledges and agrees that all fees, costs and expenses of Agent and Lenders (including the reasonable and documented fees, costs and expenses of counsel or other advisors, if any) incurred in connection with the transactions contemplated by this Agreement shall be payable by the Company in accordance herewith and with Section 10.2 of the Credit Agreement; provided, however, that such payments hereunder shall be made in accordance with Section 6(j) hereof.

21.  Further Assurances.  At the Agent’s request, the Borrower Parties shall execute and deliver such additional documents and take such additional actions as the Agent requests to effectuate the provisions and purposes of this Agreement and to protect and/or maintain perfection of the Lenders’ security interests in and liens upon the Collateral.

*              *              *

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

PANOLAM INDUSTRIES INTERNATIONAL, INC., as Borrower

By:	/s/ Robert J. Muller
Name: Robert, J. Muller
Title: Chairman, President and CEO

PANOLAM HOLDINGS II CO.

By:	/s/ Robert J. Muller
Name: Robert, J. Muller
Title: Chairman, President and CEO

CREDIT SUISSE, Cayman Islands Branch, as Agent

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Managing Director

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:	/s/ Bryan J. Matthews
Name: Bryan J. Matthews
Title: Director

Signature Page

SENIOR DEBT PORTFOLIO, as a Lender

By:	Boston Management and Research, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE SENIOR INCOME TRUST, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE CDO VII PLC, as a Lender

By:	Eaton Vance Management, as Interim Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

Signature Page

EATON VANCE CDO VIII, LTD., as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE CDO IX LTD., as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE CDO X PLC, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

GRAYSON & CO, as a Lender

By:	Boston Management and Research, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

Signature Page

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian, as a Lender

By:	Eaton Vance Management, Attorney-in-fact

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

BIG SKY III SENIOR LOAN TRUST, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

Signature Page

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/	Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

Signature Page

EATON VANCE CREDIT OPPORTUNITIES FUND, as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE LOAN OPPORTUNITIES FUND, LTD., as a Lender

By:	Eaton Vance Management, as Investment Advisor

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Marie G. Mollo
	Name:	Marie G. Mollo
	Title:	Duly Authorized Signatory

METLIFE INSURANCE COMPANY OF CONNECTICUT (f/k/a The Travelers Insurance Company), as a Lender

By:	Metropolitan Life Insurance Company, as Investment Manager

	By	/s/ Matthew J. McInerny
		Name:	Matthew J. McInerny
		Title:	Director

Signature Page

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

GOLDENTREE LOAN OPPORTUNITIES III, LIMITED, as a Lender

By:	Golden Tree Asset Management, LP

	By:	/s/ Karen Weber
		Name:	Karen Weber
		Title:	Director — Bank Debt

GOLDENTREE LOAN OPPORTUNITIES IV, LIMITED, as a Lender

By:	Golden Tree Asset Management, LP

	By:	/s/ Karen Weber
		Name:	Karen Weber
		Title:	Director — Bank Debt

GOLDENTREE LOAN OPPORTUNITIES V, LIMITED, as a Lender

By:	Golden Tree Asset Management, LP

	By:	/s/ Karen Weber
		Name:	Karen Weber
		Title:	Director — Bank Debt

Signature Page

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

VAN KAMPEN SENIOR LOAN FUND, as a Lender

By:	/s/ Gerard Fogarty
	Name:	Gerard Fogarty
	Title:	Vice President

VAN KAMPEN SENIOR INCOME TRUST, as a Lender

By:	/s/ Gerard Fogarty
	Name:	Gerard Fogarty
	Title:	Vice President

QUALCOMM GLOBAL TRADING, INC., as a Lender

By:	Morgan Stanley investment Management, Inc., As Investment Manager

	By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

Signature Page

OLYMPIC CLO I LTD., as Lender

By:	Churchill Pacific Asset Management

	By:	/s/	John Casparian
		Name:	John Casparian
		Title:	Co-President

SIERRA CLO II LTD., as a Lender

By:	Churchill Pacific Asset Management

	By:	/s/	John Casparian
		Name:	John Casparian
		Title:	Co-President

WHITNEY CLO I LTD., as a Lender

By:	Churchill Pacific Asset Management

	By:	/s/	John Casparian
		Name:	John Casparian
		Title:	Co-President

SHASTA CLO I LTD., as a Lender

By:	Churchill Pacific Asset Management

	By:	/s/	John Casparian
		Name:	John Casparian
		Title:	Co-President

Signature Page

SAN GABRIEL CLO I LTD., as a Lender

By:	Churchill Pacific Asset Management

	By:	/s/ John Casparian
		Name:	John Casparian
		Title:	Co-President

CARL MARKS STRATEGIC INVESTMENTS, LP, as a Lender

By:	/s/ Robert C. Ruocco
	Name:	Robert C. Ruocco
	Title:	Managing Member of Carl Marks GP,
LLC, its General Partner

JEFFRIES FINANCE LLC, as a Lender

By:	Illegible
	Name:		Illegible
	Title:		Director

JFIN CLO 2007-LTD., as a Lender

By:	Jeffries Finance LLC as Collateral Manager

	By:	Illegible
		Name:	Illegible
		Title:	Director

Signature Page

ING INVESTMENT MANAGEMENT CLO II, LTD., as a Lender

By:	ING Alternative Asset Management LLC, As its investment manager

	By:	/s/	Theodore M. Haag
		Name:	Theodore M. Haag
		Title:	Senior Vice President

ING INTERNATION (II) — SENIOR BANK LOANS EURO, as a Lender

By:	ING Investment Management Co., as its Investment manager

	By:	/s/	Theodore M. Haag
		Name:	Theodore M. Haag
		Title:	Senior Vice President

LMP CORPORATE LOAN FUND, INC.

By:	Citigroup Alternative Investments LLC, as A Lender

	By:	/s/	Roger Yee
		Name:	Roger Yee
		Title:	Vice President

Signature Page

EAGLE MASTER FUND LTD.

By:	Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd., as a Lender

	By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

REGATTA FUNDING LTD.

By:	Citigroup Alternative Investments LLC, Attorney-in-fact, as a Lender

	By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

GALE FORCE 1 CLO, LTD., as a Lender

By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

GALE FORCE 2 CLO, LTD., as a Lender

By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

HUDSON STRAITS CLO 2004, LTD., as a Lender

By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

Signature Page

VENTURE VI CDO LIMITED, as a Lender

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE VII CDO LIMITED, as a Lender

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

CLYDESDALE CLO 2005, LTD., as a Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Director

Signature Page

SCHEDULE I

EXISTING EVENTS OF DEFAULT

(a)           The failure of the Company to satisfy Section 7.6 of the Credit Agreement for the period ended December 31, 2008 and for the period ending March 31, 2009, resulting in an Event of Default under Section 8.3 of the Credit Agreement.

(b)           The failure of the Company to comply with Section 6.1(vi) of the Credit Agreement by not timely delivering to Agent and Lenders a written statement by its independent certified public accountants regarding a report concerning the financial statements referred to in Section 6.1(iii) of the Credit Agreement in connection with the year-end financials for Fiscal Years 2005 through 2007, resulting in an Event of Default under Section 8.5 of the Credit Agreement.

(c)           The failure of the Company to comply with Section 6.1(x) of the Credit Agreement by not timely delivering the Financial Plan for Fiscal Year 2009 to Agent and Lenders, resulting in an Event of Default under Section 8.5 of the Credit Agreement.

(d)           The failure of the Company to comply with Section 6.10 of the Credit Agreement by not entering into one or more Interest Rate Agreements with respect to the Term Loans, resulting in an Event of Default under Section 8.5 of the Credit Agreement.

(e)           The failure of the Company to comply with Section 6.1(i) of the Credit Agreement by not promptly delivering to Agent and the Lenders an Officer’s Certificate specifying the above-referenced Anticipated Defaults, resulting in an Event of Default under Section 8.5 of the Credit Agreement.

SCHEDULE II

ANTICIPATED DEFAULTS

(a)           The failure of the Company to comply with Section 2.4B(iii)(e) of the Credit Agreement by failing to timely pay 50% of the Consolidated Excess Cash Flow for the Fiscal Year ended December 31, 2008, which will result in an Event of Default under Section 8.1 of the Credit Agreement.

(b)           The failure of the Company to comply with Section 6.1(ii) of the Credit Agreement by not timely delivering the quarterly financials for the Fiscal Quarter ended March 31, 2009 to Agent and Lenders, which will result in an Event of Default under Section 8.5 of the Credit Agreement.

(c)           The failure of the Company to comply with Section 6.1(iii) of the Credit Agreement by not timely delivering the year-end financials for Fiscal Year 2008 to Agent and Lenders, which will result in an Event of Default under Section 8.5 of the Credit Agreement.

(d)           The failure of the Company to comply with Section 6.1(iv) of the Credit Agreement by not timely delivering the Compliance Certificate in connection with the year-end financials for Fiscal Year 2008 and the quarterly financials for the Fiscal Quarter ended March 31, 2009 to Agent and Lenders, which will result in an Event of Default under Section 8.5 of the Credit Agreement.

(e)           The failure of the Company to comply with Section 6.1(vi) of the Credit Agreement by not timely delivering to Agent and Lenders a written statement by its independent certified public accountants regarding a report concerning the financial statements referred to in Section 6.1(iii) of the Credit Agreement in connection with the year-end financials for Fiscal Year 2008, which will result in an Event of Default under Section 8.5 of the Credit Agreement.

(f)            The failure of the Company to make interest payments to holders of the Subordinated Notes, which will result in an Event of Default under Section 8.2 of the Credit Agreement.

(g)           The failure of the Company to comply with Section 6.1(i) of the Credit Agreement by not promptly delivering to Agent and the Lenders an Officer’s Certificate specifying the above-referenced Anticipated Defaults, which will result in an Event of Default under Section 8.5 of the Credit Agreement.